EXHIBIT 24.1

LENDWAY, INC.

Power of Attorney

The undersigned director of Lendway, Inc., a Delaware corporation (the “Company”), does hereby make, constitute and appoint Randy D. Uglem and Zackery A. Weber, and either of them, the undersigned’s true and lawful attorneys-in-fact and agents, with power of substitution and resubstitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as such director of the Company to an Annual Report on Form 10-K for the fiscal year ended December 31, 2023 or other applicable form, and any amendments thereto, to be filed by the Company with the U.S. Securities and Exchange Commission, Washington, D.C. (the “SEC”), and to file the same with all exhibits thereto and other supporting documents in connection therewith with the SEC, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and to perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 22nd day of March, 2024.

/s/ Mary H. Herfurth
Mary H. Herfurth

1

LENDWAY, INC.

Power of Attorney

The undersigned director of Lendway, Inc., a Delaware corporation (the “Company”), does hereby make, constitute and appoint Randy D. Uglem and Zackery A. Weber, and either of them, the undersigned’s true and lawful attorneys-in-fact and agents, with power of substitution and resubstitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as such director of the Company to an Annual Report on Form 10-K for the fiscal year ended December 31, 2023 or other applicable form, and any amendments thereto, to be filed by the Company with the U.S. Securities and Exchange Commission, Washington, D.C. (the “SEC”), and to file the same with all exhibits thereto and other supporting documents in connection therewith with the SEC, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and to perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 25nd day of March, 2024.

/s/ Chad B. Johnson
Chad B. Johnson

2

LENDWAY, INC.

Power of Attorney

The undersigned director of Lendway, Inc., a Delaware corporation (the “Company”), does hereby make, constitute and appoint Randy D. Uglem and Zackery A. Weber, and either of them, the undersigned’s true and lawful attorneys-in-fact and agents, with power of substitution and resubstitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as such director of the Company to an Annual Report on Form 10-K for the fiscal year ended December 31, 2023 or other applicable form, and any amendments thereto, to be filed by the Company with the U.S. Securities and Exchange Commission, Washington, D.C. (the “SEC”), and to file the same with all exhibits thereto and other supporting documents in connection therewith with the SEC, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and to perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 22nd day of March, 2024.

/s/ Mark R. Jundt
Mark R. Jundt

3

LENDWAY, INC.

Power of Attorney

The undersigned director of Lendway, Inc., a Delaware corporation (the “Company”), does hereby make, constitute and appoint Randy D. Uglem and Zackery A. Weber, and either of them, the undersigned’s true and lawful attorneys-in-fact and agents, with power of substitution and resubstitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as such director of the Company to an Annual Report on Form 10-K for the fiscal year ended December 31, 2023 or other applicable form, and any amendments thereto, to be filed by the Company with the U.S. Securities and Exchange Commission, Washington, D.C. (the “SEC”), and to file the same with all exhibits thereto and other supporting documents in connection therewith with the SEC, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and to perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 24nd day of March, 2024.

/s/ Matthew R. Kelly
Matthew R. Kelly

4

LENDWAY, INC.

Power of Attorney

The undersigned director of Lendway, Inc., a Delaware corporation (the “Company”), does hereby make, constitute and appoint Randy D. Uglem and Zackery A. Weber, and either of them, the undersigned’s true and lawful attorneys-in-fact and agents, with power of substitution and resubstitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as such director of the Company to an Annual Report on Form 10-K for the fiscal year ended December 31, 2023 or other applicable form, and any amendments thereto, to be filed by the Company with the U.S. Securities and Exchange Commission, Washington, D.C. (the “SEC”), and to file the same with all exhibits thereto and other supporting documents in connection therewith with the SEC, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and to perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 22nd day of March, 2024.

/s/ Daniel C. Philp
Daniel C. Philp

5

LENDWAY, INC.

Power of Attorney

The undersigned director of Lendway, Inc., a Delaware corporation (the “Company”), does hereby make, constitute and appoint Randy D. Uglem and Zackery A. Weber, and either of them, the undersigned’s true and lawful attorneys-in-fact and agents, with power of substitution and resubstitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as such director of the Company to an Annual Report on Form 10-K for the fiscal year ended December 31, 2023 or other applicable form, and any amendments thereto, to be filed by the Company with the U.S. Securities and Exchange Commission, Washington, D.C. (the “SEC”), and to file the same with all exhibits thereto and other supporting documents in connection therewith with the SEC, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and to perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 22nd day of March, 2024.

/s/ Nicholas J. Swenson
Nicholas J. Swenson

6